Schedule of Investments

November 30, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.97%
U.S. Treasury Inflation — Indexed Notes–99.97%(a)
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	$45,351	$44,464,447

U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	33,000	32,181,257

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	44,530	43,226,442

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	35,317	34,159,431

U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	83,069	81,846,803

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	35,441	33,981,732

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	44,518	43,006,331

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	34,091	32,688,821

U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	72,043	70,805,836

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	39,239	37,213,917

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	39,669	37,740,292

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	36,095	34,270,128

U.S. Treasury Inflation - Indexed Notes	0.37 - 2.37%	01/15/2027	62,151	60,958,560

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	35,957	33,895,659

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	38,982	37,219,612

U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	18,254	18,463,962

Total U.S. Treasury Securities (Cost $718,645,412)				676,123,230

			Shares
Money Market Funds–0.39%
Invesco Government & Agency Portfolio, Institutional Class, 3.73%(b)(c)			920,573	920,573

Invesco Liquid Assets Portfolio, Institutional Class, 3.95%(b)(c)			657,355	657,552

Invesco Treasury Portfolio, Institutional Class, 3.76%(b)(c)			1,052,084	1,052,084

Total Money Market Funds (Cost $2,630,209)				2,630,209

TOTAL INVESTMENTS IN SECURITIES–100.36% (Cost $721,275,621)				678,753,439

OTHER ASSETS LESS LIABILITIES–(0.36)%				(2,411,243)

NET ASSETS–100.00%				$676,342,196

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value November 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$516,175	$38,670,814	$(38,266,416)	$-	$-	$920,573	$2,716
Invesco Liquid Assets Portfolio, Institutional Class	368,666	27,622,010	(27,333,202)	-	78	657,552	1,985
Invesco Treasury Portfolio, Institutional Class	589,914	44,195,217	(43,733,047)	-	-	1,052,084	2,928
Total	$1,474,755	$110,488,041	$(109,332,665)	$-	$78	$2,630,209	$7,629

(c)	The rate shown is the 7-day SEC standardized yield as of November 30, 2022.

The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2022

(Unaudited)

NOTE 1—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

      The following is a summary of the tiered valuation input levels, as of November 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$676,123,230	$–	$676,123,230

Money Market Funds	2,630,209	–	–	2,630,209

Total Investments	$2,630,209	$676,123,230	$–	$678,753,439

Invesco Short Duration Inflation Protected Fund